Exhibit 32.2


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Interactive Motorsports and Entertainment Corp. (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the Date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: March 30, 2006               By:   /s/ William R. Donaldson
                                         -------------------------------------
                                         William R. Donaldson
                                         Chief Financial Officer and Treasurer






A signed original of this written statement required by Section 906 has been provided to Interactive Motorsports and Entertainment Corp. and will be retained by Interactive Motorsports and Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.